Exhibit 10.1.30

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

UNCLASSIFIED

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
1 | 5
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ.NO.	,5. PROJECT NO. (If applicable)

P00022		See Block 16C	See Schedule
6. ISSUED BY	CODE	OCSC	7. ADMINISTERED BY (If other than Item 6)	CODE	[**Redacted**]
[**Redacted**]			[**Redacted**]

8. NAME AND ADDRESS OF CONTRACTOR (No., street county, Stale and ZIP Code)			9A. AMENDMENT OF SOLICITATION NO.

DIGITALGLOBE, INC.
Attn: DIGITALGLOBE, INC.			9B. DATED (SEE ITEM 11)
1601 DRY CREEK DRIVE SUITE 260
LONGMONT CO 805036493
			X	10A. MODIFICATION OF CONTRACT/ORDER NO. HM021013CN002

10B. DATED (SEE ITEM 13)
CODE 1CGQ7		FACILITY CODE	07/30/2013

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified In the solicitation or as amended, by one of the following·methods: (a) By completing Items 8 and 15, and returning                                        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA(if required)			Net Decrease: [**Redacted**]
See Schedule
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER No. IN ITEM 10A
X

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes In paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43 .103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
X			Incremental Funding IAW Paragraph B.16
E. IMPORTANT:	Contractor	☐ Is not.	[X] Is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax  ID Number:   31-1420852

DUNS Number:   789638418

The purpose of this modification is to (1) Deobligate excess funding in the amount of [**Redacted**] under CLI 0406 informational Sub-CLIN 040603; (2) Deobligate excess funding in the amount of [**Redacted**] under CLIN 0406 informational Sub-CLIN 040605; (3) Reallocate [**Redacted**] from CLIN 0406 informational Sub-CLIN 040606 to CLIN 0506 informational Sub-CLIN 050601; and (4) Update the Key Personnel list in Special Contract Requirement H.4.

1. Under Section B, Supplies or Services and Prices/Costs, Paragraph B.7 Total Contract Price/Total Contract Funding (change pages 22 and 23 are attached hereto):

Continued ...

Except as provided herein. all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

[**Redacted**]	[**Redacted**]

15B. CONTRACTOR/OFEROR [**Redacted**]	16B. UNITED STATES OF AMERICA [**Redacted**]	16C. DATE SIGNED [**Redacted**]

Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00022	PAGE OF
		2	5

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)

a. Under CLIN Series 0400, Contract Year  5:

(1) Under CLIN 0406, the Obligated Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Maximum Total Price is unchanged.

(2) Under Subtotal Contract Year 5 the Obligated Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Maximum Total Price is unchanged.

b. Under CLIN Series 0500, Contract  Year 6:

(1) Under CLIN 0506, the Obligated Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Maximum Total Price is unchanged.

(2) Under Subtotal Contract Year 6, the Obligated Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Maximum Total Price is unchanged.

c. Under Total Contract Value with Options, the Obligated Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Maximum Total Price is unchanged.

2. Under Section G, Contract Administration Data, Paragraph G.6, Accounting and Appropriation Data, the table is revised to reflect (change page 34 is attached hereto):

a. The [**Redacted**] deobligation under CLIN 0406 informational Sub-CLIN 040603;

Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00022	PAGE OF
		3	5

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)

b. The [**Redacted**] deobligation under CLIN  0406 Sub-CLIN 040605; and

c. The [**Redacted**] reallocation from CLIN 0406 informational Sub-CLIN 040606 to CLIN 0506 informational Sub-CLIN 050601.

3. Under Section H, Special Contract Requirements, H.4, NGA: Key Personnel (SEP 2003) (Modified), the table of key personnel is revised as indicated on change page 39. Change page 39 is attached hereto.

Discount Terms:

Net 30

Payment:

[**Redacted**]

FOB: Destination

Period of Performance: 09/01/2013 to 08/31/2016

Change Item 040603 to read as follows(amount shown is the obligated amount):

040603

System Engineering Services Support. Funding for [**Redacted**] RDT&E tasks    Award Type: Time-and-materials

CLIN VALUE [**Redacted**]

Incrementally Funded Amount: [**Redacted**] Product/Service Code:   7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Requisition No: NID8G14183AS01

Accounting Info:

[**Redacted**]

Funded: [**Redacted**]

Period of Performance: 09/01/2014 to 08/31/2015

Change Item 040605 to read as follows(amount shown is the obligated amount):

[**Redacted**]
040605	System Engineering Services Support. Funding for [**Redacted**] O&M tasks Award Type: Time-and-materials CLIN VALUE [**Redacted**] Continued ...				[**Redacted**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00022	PAGE OF
		4	5

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)

Incrementally Funded Amount: [**Redacted**]

Product/Service Code:   7640

Product/Service Description: MAPS, ATLASES,

CHARTS, & GLOBES

Requisition No: NS28G84177AS02

Accounting Info:

[**Redacted**]

Funded: [**Redacted**]

Period of Performance: 09/01/2014 to 08/31/2015

Change Item 040606 to read as follows(amount

shown is the obligated amount):

040606

System Engineering Services Support. Funding for

RDT&E task(s) as directed

Award Type: Time-and-materials

CLIN VALUE [**Redacted**]

Incrementally Funded Amount: [**Redacted**]

Product/Service Code:   7640

Product/Service Description: MAPS, ATLASES,

CHARTS, & GLOBES

Requisition No: NS38G15065AS10

Accounting Info:

[**Redacted**]

Funded: [**Redacted**]

Period of Performance: 09/01/2014 to 08/31/2015

Change Item 0506 to read as follows(amount shown

is the obligated amount):

[**Redacted**]
0506

Commercial Satellite Imagery - System Engineering

Services Support. Ceiling Value [**Redacted**]

Award Type: Time-and-materials

CLIN VALUE [**Redacted**]

Incrementally Funded Amount: [**Redacted**]

Product/Service Code:7640

Product/Service Description: MAPS, ATLASES,

CHARTS, & GLOBES

Requisition No: NS38G15065AS10

Accounting Info:

[**Redacted**]

Funded: [**Redacted**]

Period of Performance: 09/01/2015 to 08/31/2016

Change Item 050601 to read as follows(amount

shown is the obligated amount):

Continued ...

[**Redacted**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

UNCLASSIFIED

HM0210-13-C-N002-P00022

EN SEPARATED FROM ATTACHMENT 1
UNCLASSIFIED//FOR OFFICIAL USE ONLY WHEN SEPARATED FROM ATTACHMENT 1

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00021	PAGE OF
		5	6

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
050601

System Engineering Services Support. Funding for

RDT&E task(s) as directed

Award Type: Time-and-materials

CLIN VALUE [**Redacted**]

Incrementally Funded Amount: [**Redacted**] Product/Service Code:   7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Requisition No: NS38G15065AS10

Accounting Info:

[**Redacted**]

Funded: [**Redacted**]

Period of Performance: 09/01/2015 to 08/31/2016

[**Redacted**]
G-1 Accounting and Appropriation Data
	[**Redacted**]				Amount
	[**Redacted**]				[**Redacted**]
[**Redacted**]
	[**Redacted**]				[**Redacted**]
[**Redacted**]

	Total:				[**Redacted**]

Contract Page 22 of 64

UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

HM0210-13-C-N002-P00022

EN SEPARATED FROM ATTACHMENT 1
UNCLASSIFIED//FOR OFFICIAL USE ONLY WHEN SEPARATED FROM ATTACHMENT 1

This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
CLIN Series 0400
0401	$300,000,000.00	[**Redacted**]	[**Redacted**]
0402	[**Redacted**]	[**Redacted**]	[**Redacted**]
0403	[**Redacted**]	[**Redacted**]	[**Redacted**]
0404	[**Redacted**]	[**Redacted**]	[**Redacted**]
0405	[**Redacted**]	[**Redacted**]	[**Redacted**]
0406	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
0408	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 5	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0500
0501	$300,000,000.00	[**Redacted**]	[**Redacted**]
0502	[**Redacted**]	[**Redacted**]	[**Redacted**]
0503	[**Redacted**]	[**Redacted**]	[**Redacted**]
0504	[**Redacted**]	[**Redacted**]	[**Redacted**]
0505	[**Redacted**]	[**Redacted**]	[**Redacted**]
0506	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
0508	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 6	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0600
0601	$300,000,000.00	[**Redacted**]	[**Redacted**]
0602	[**Redacted**]	[**Redacted**]	[**Redacted**]
0603	[**Redacted**]	[**Redacted**]	[**Redacted**]
0604	[**Redacted**]	[**Redacted**]	[**Redacted**]
0605	[**Redacted**]	[**Redacted**]	[**Redacted**]
0606	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 7	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0700
0701	$300,000,000.00	[**Redacted**]	[**Redacted**]
0702	[**Redacted**]	[**Redacted**]	[**Redacted**]
0703	[**Redacted**]	[**Redacted**]	[**Redacted**]
0704	[**Redacted**]	[**Redacted**]	[**Redacted**]
0705	[**Redacted**]	[**Redacted**]	[**Redacted**]
0706	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 8	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0800
0801	$300,000,000.00	[**Redacted**]	[**Redacted**]
0802	[**Redacted**]	[**Redacted**]	[**Redacted**]
0803	[**Redacted**]	[**Redacted**]	[**Redacted**]
0804	[**Redacted**]	[**Redacted**]	[**Redacted**]
0805	[**Redacted**]	[**Redacted**]	[**Redacted**]
0806	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 9	[**Redacted**]	[**Redacted**]	[**Redacted**]

Contract Page 23 of 64

UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

HM0210-13-C-N002-P00022

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount

CLIN Series 0900
0901	$300,000,000.00	[**Redacted**]	[**Redacted**]
0902	[**Redacted**]	[**Redacted**]	[**Redacted**]
0903	[**Redacted**]	[**Redacted**]	[**Redacted**]
0904	[**Redacted**]	[**Redacted**]	[**Redacted**]
0905	[**Redacted**]	[**Redacted**]	[**Redacted**]
0906	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 10	[**Redacted**]	[**Redacted**]	[**Redacted**]
		[**Redacted**]	[**Redacted**]
Total Contract Value with Options	$2,586,780,000.00	[**Redacted**]	[**Redacted**]

B.8(U) CLIN DESCRIPTION

(U) In accordance with this contract, the Contractor shall furnish all materials, labor, equipment and facilities, except as specified herein to be furnished by the Government, and shall do all that  which is necessary or incidental to the satisfactory and timely performance of CLINs 0301 through 0306 (and Option CLINs if exercised) as stated below.

B.9(U) CONTRACT TYPE

(U) This is a hybrid Firm Fixed Price (FFP) and Time and Material contract (predominately FFP), with base and option periods as specified in Section/Paragraph F.5.

(U)OPTION PERIODS

B.10        (U) OPTION CLINs 0301, 0401, 0501, 0601, 0701, 0801 and 0901 – COMMERCIAL SATELLITE IMAGERY - SERVICE LEVEL AGREEMENT FOR PIXEL & IMAGERY ACQUISITION/OPERATIONS (BASELINE COLLECTION CAPACITY)

(U) The scope of this FFP CLIN Series for the acquisition and delivery of imagery and associated imagery support data under a SLA from the Contractor’s satellite constellation is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work, and in accordance with Special Contract Requirement H.24, Exercise of Options. This effort is priced at the amounts set forth below.

This Table is UNCLASSIFIED
Options: Contract Years 2 through 10
CLIN Series 0x01		Baseline Quantity (sqnmi/day)	Firm Fixed Price (12 Months)
Option CLIN 0101 (Contract Year 2)		[**Redacted**] (reference HM0210-10-C-0002)
Option CLIN 0201 (Contract Year 3)		[**Redacted**] (reference HM0210-10-C-0002)
Option CLIN 0301 (Contract Year 4)		[**Redacted**]	$250,000,000.00
[**Redacted**]	Option CLIN 0401 (Contract Year 5) *	[**Redacted**]	$300,000,000.00
	Option CLIN 0501 (Contract Year 6) *	[**Redacted**]	$300,000,000.00
	Option CLIN 0601 (Contract Year 7) *	[**Redacted**]	$300,000,000.00
	Option CLIN 0701 (Contract Year 8) *	[**Redacted**]	$300,000,000.00
	Option CLIN 0801 (Contract Year 9) *	[**Redacted**]	$300,000,000.00
	Option CLIN 0901 (Contract Year 10) *	[**Redacted**]	$300,000,000.00

Contract Page 24 of 64

UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

HM0210-13-C-N002-P00022

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

This Table is UNCLASSIFIED
Action	CLIN	ACRN	Fund Cite	Obligated Funding	Cumulative Total
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]		[**Redacted**]
			Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]

Contract Page 39 of 64

UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

HM0210-13-C-N002-P00022

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

This Table is UNCLASSIFIED
Name	Title
William Arras	VP Customer Experience – USG
Jeff Robertson	SVP, Chief Information Officer
Jeffrey Culwell	VP Data Line Of Business
Steven Linn	VP Space Systems
Jane Mardis	Sr. Director, USG Programs
Melissa Deardorff	Sr. Manager, Collection Planning

H.5(U) NGA: DISCLAIMER STATEMENT (SEP 2003)

(U) The technical report(s) prepared by the Contractor pursuant to this contract must include the following disclaimer: "The views, opinions, and findings contained in this report are those of the author(s) and should not be construed as an official Department of Defense position, policy, or decision, unless so designated by other official documentation."

H.6(U) NGA: 5X52.227-9000 UNAUTHORIZED USE OF NGA NAME, SEAL, AND INITIALS (JUNE 2006)

(a)(U) As provided in 10 U.S.C. Section 425, no person may, except with the written permission of the both the Secretary of Defense and the Director of Central Intelligence, knowingly use the words "National Geospatial-Intelligence Agency", "National Imagery and Mapping Agency" or "Defense Mapping Agency", the initials "NGA", "NIMA" or "DMA", the seal   of the National Geospatial-Intelligence Agency, National Imagery and Mapping Agency, or the Defense Mapping Agency, or any colorable imitation of such words, initials, or seal in connection with any merchandise, retail product, impersonation, solicitation, or commercial activity in a manner reasonably calculated to convey the impression that such use is approved, endorsed, or authorized by both the Secretary of Defense and the Director of Central Intelligence.

(b)(U) Whenever it appears to the U. S. Attorney General that any person is engaged or about to engage in an act or practice which constitutes or will constitute conduct prohibited by paragraph (a), the Attorney General may initiate a civil proceeding in a district court of the United States to enjoin such act or practice. Such court shall proceed as soon as practicable to  hearing and determination of such action and may, at any time before final determination, enter restraining orders or prohibitions, or take such other action as is warranted, to prevent injury to the United States, or to any person or class of persons for whose protection the action is brought.

H.7(U) ORDERING PROCEDURES (CLIN Series 0x04)

(a)(U) Any supplies and services to be furnished under CLIN Series 0x04 this contract shall be ordered by issuance of orders by the individuals designated below. All orders are subject to the terms and conditions of this contract. In the event of conflict between the order and this contract, the contract shall control. The following individuals are designated as authorized ordering officers under this contract: All NGA Contracting Officers within the ACR Division.

(b)(U) General. Orders for supplies or services specified in CLIN Series 0x04 may be issued at any time during the effective period of this contract. The Contractor agrees to accept and perform orders issued by the Contracting Officer within the scope of this contract. It is understood and agreed that the Government has no obligation under the terms of this contract to issue any orders. Except as otherwise provided in any order, the Contractor shall furnish all materials and services necessary to accomplish the work specified in each order issued hereunder; provided, however, that this contract shall not be used for  the furnishing of supplies or services which are covered by any "guaranty" or "warranty" clause(s) of the contract(s) under which the supplies were manufactured. All requirements of this contract shall be applicable to all orders issued hereunder. Each order shall be considered a separate binding contract as of its effective date. The Contractor shall segregate the costs incurred in the performance of any order issued hereunder from the costs of all other orders issued under this contract.

(c) (U) Ordering. Orders and revisions thereto shall be made in writing and be signed by any authorized Contracting Officer. Each order will:

(1) (U) Set forth detailed specifications or requirements for the supplies or services being ordered;

Contract Page 40 of 64

UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1